PANORAMA PREMIER
Supplement dated November 6, 2000
to the prospectus dated May 1, 2000

On December 8, 2000, C.M. Life Insurance Company (“CM Life”) will substitute:

1.	Shares of Oppenheimer Multiple Strategies Fund/VA for shares of Panorama LifeSpan Balanced Portfolio which are currently held in the Panorama LifeSpan Balanced Sub-Account;
2.	Shares of Oppenheimer Main Street® Growth & Income Fund/VA for shares of Panorama LifeSpan Capital Appreciation Portfolio which are currently held in the Panorama LifeSpan Capital Appreciation Sub-Account; and

3.	Shares of MML Blend Fund for shares of Panorama LifeSpan Diversified Income Portfolio which are currently held in the Panorama LifeSpan Diversified Income Sub-Account.

On December 8, 2000, CM Life will implement the substitutions by having the affected sub-accounts redeem their shares of the Panorama LifeSpan Portfolios and purchase with the proceeds shares of the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street® Growth & Income Fund/VA, and the MML Blend Fund. The substitutions will result in the involuntary reinvestment of contract value, if any, invested in the Panorama LifeSpan Portfolios in the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street® Growth & Income Fund/VA, and the MML Blend Fund as described above. The costs of the substitutions will be borne by CM Life, not the Panorama Premier contract owners.

As of December 8, 2000, the Panorama LifeSpan Portfolios and the Panorama LifeSpan Sub-Accounts will no longer be available with your Panorama Premier contract. Any request to apply purchase payments, allocate contract value to or withdraw contract value from the Panorama LifeSpan Balanced Sub-Account, Panorama LifeSpan Capital Appreciation Sub-Account or the Panorama LifeSpan Diversified Income Sub-Account on or after December 8, 2000 will be automatically processed using the Oppenheimer Multiple Strategies Sub-Account, Oppenheimer Main Street® Growth & Income Sub-Account, and the MML Blend Sub-Account, respectively.

The foregoing substitutions will be carried out pursuant to an order of the Securities and Exchange Commission and approval by the necessary state insurance departments. The May 1, 2000 prospectuses for the Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA, and the MML Blend Fund are attached to the May 1, 2000 Panorama Premier prospectus. Please read the prospectuses for these funds carefully before investing.

Please be advised that through January 8, 2001, CM Life will permit each contract owner to make one transfer of all of his/her contract value in any of the sub-accounts affected by the substitution without the imposition of a transfer charge and without that transfer counting as one of the 12 free transfers permitted in a contract year.

If you are participating in an Automatic Rebalancing Program, Dollar Cost Averaging Program, Interest Sweep Option that transfers contract value to or from any of the Panorama LifeSpan Sub-Accounts or a Systematic Withdrawal Program that involves withdrawals of contract value from any of the Panorama LifeSpan Sub-Accounts, please note that these programs will automatically continue with the Panorama LifeSpan Sub-Accounts replaced by the Oppenheimer Multiple Strategies, the Oppenheimer Main Street® Growth & Income, and the MML Blend Sub-Accounts effective December 8, 2000.

November 6, 2000